UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                         Date of Report - April 25, 2005
                      ------------------------------------
                        (Date of Earliest Event Reported)


                        Carpenter Technology Corporation
                        --------------------------------
             (Exact Name of Registrant as specified in its charter)


          Delaware                 1-5828                          23-0458500
        -------------             ----------                       ----------
    (State of Incorporation)     (Commission File No.)            (IRS Employer
                                                                     I.D. No.)


                   P.O. Box 14662, Reading Pennsylvania, 19612
               ---------------------------------------------------
                    (Address of principal executive offices)

Registrant's telephone number, including area code (610)208-2000
----------------------------------------------------------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c)

Item 2.02 Results of Operations and Financial Condition

On April 25, 2005, Carpenter Technology Corporation issued a press release discussing third quarter fiscal 2005 results for the quarter ended March 31, 2005. The press release, attached as Exhibit 99 hereto and incorporated herein by reference, is being furnished pursuant to Item 2.02 and shall not be deemed to be "filed" for any purpose.

Item 9.01  Financial Statements and Exhibits.


     (a) and (b)  None.

     (c) Exhibit:

     Exhibit 99.  Press Release dated April 25, 2005

                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  April 25, 2005         CARPENTER TECHNOLOGY CORPORATION
                                (Registrant)




                                By:/s/ David A. Christiansen
                                   --------------------------
                                   David A. Christiansen
                                   Vice President, General
                                   Counsel and Secretary

                                  EXHIBIT INDEX

Exhibit                           Description

99.              Press release dated April 25, 2005